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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of Mercantile Bank Corporation (the "Issuer").

         I, Charles E. Christmas, Senior Vice President, Chief Financial Officer and Treasurer of the Issuer, certify that:

         (i) the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: May 8, 2003

                                             /s/ Charles E. Christmas
                                             ----------------------------------
                                             Charles E. Christmas
                                             Senior Vice President, Chief
                                             Financial Officer and Treasurer





         A signed original of this written statement required by Section 906 has been provided to Mercantile Bank Corporation and will be retained by Mercantile Bank Corporation and furnished to the Securities and Exchange Commission or its staff upon request.